Exhibit 99.2

Cover Slide Title (20pt. Bold) Fourth Quarter 2017 Teleconference December 14, 2017

Agenda 2 Forward - Looking Statements and Non - GAAP Financial Information: Our discussions during this conference call and in this presentation will include forward - looking statements. Actual results could differ materially from those projected in the forward - looking statements. Some of the factors that could cause actual results to differ are discussed in the Company’s 2016 Annual Report on Form 10 - K and in our 2017 reports on Form 10 - Q and Form 8 - K. These reports are available on our website at http:// investor.abm.com under “Company Information”. A description of other factors that could cause actual results to differ is also set forth at the end of this presentation. Also, the discussion during this conference call and in this presentation will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Please see the Appendix for reconciliations of those historical non - GAAP financial measures and for information relating to the use of certain other non - GAAP financial measures. Reconciliations of certain non - GAAP financial measures can also be found on the Investor Relations portion of our website at http:// investor.abm.com. 2 3 Fiscal 2017 Review Fiscal 2018 Outlook 1 Fourth Quarter 2017 Review

$1,322.3 $1,497.9 2016 2017 Q4 FY17 Revenue Fourth Quarter 2017 Review 3 • Q4 FY17 revenue increase of 13.3% y - o - y • Q4 FY17 organic growth of 2.3%

$9.0 ($2.5) 2016 2017 Q4 FY17 Income (Loss) from Continuing $29.2 $23.5 2016 2017 Q4 FY17 Adj. Income from Continuing Operations Fourth Quarter 2017 Review 4 ($0.04) per share $0.37 per share $0.51 per share $0.16 per share 1 Results reflect increased amortization and share dilution related to the Company’s GCA acquisition o n September 1, 2017 1 1

$7.8 ($3.6) 2016 2017 Q4 FY17 Net Income (Loss) $61.5 $70.8 2016 2017 Q4 FY17 Adj. EBITDA Fourth Quarter 2017 Review 5 4.7% margin 4.6% margin 1 Results reflect increased amortization related to the Company’s GCA acquisition o n September 1, 2017 1

Fourth Quarter 2017 Segment Results 6 Business & Industry • Revenues of $755.0m, increase of 1.8% y - o - y • Operating profit of $38.4m, operating margin of 5.1% Aviation • Revenues of $264.8m, increase of 17.3% y - o - y • Operating profit of $9. 6 m, operating margin of 3 .6 % Emerging Industries • Revenues of $193.9m, decrease of 6.4% y - o - y • Operating profit of $ 9.9 m, operating margin of 5 .1 % Technical Solutions • Revenues of $114.4m, decrease of 0.9% y - o - y • Operating profit of $10 .4 m, operating margin of 9.1% GCA Services • Revenues of $169.7m • Operating profit of $3 .4 m

$5,144.7 $5,453.6 2016 2017 FY17 Revenue Full Year 2017 Review 7 • FY17 revenue increase of 6.0% y - o - y • FY17 organic growth of 2.6%

$62.3 $78.1 2016 2017 FY17 Income from Continuing Operations $99.2 $101.9 2016 2017 FY17 Adj. Income from Continuing Operations Full Year 2017 Review 8 $1.34 per share $1.75 per share $1.74 per share $1.09 per share 1 Results reflect increased amortization and share dilution related to the Company’s GCA acquisition o n September 1, 2017 1 1

$57.2 $3.8 2016 2017 FY17 Net Income $212.2 $236.7 2016 2017 FY17 Adj. EBITDA Full Year 2017 Review 9 4.3% margin 4.1% margin 1 Results reflect increased amortization and share dilution related to the Company’s GCA acquisition o n September 1, 2017 1

Fiscal 2018 Outlook

New Industry Groups 11 Business & Industry Aviation Education Healthcare Technology & Manufacturing Business & Industry Technical Solutions Shared Services, Support Functions Business & Industry Aviation Education Healthcare High Tech Business & Industry Technical Solutions Shared Services, Support Functions 2017 (excl. - GCA) 2018 ( incl. - GCA)

Fiscal 2018 Outlook 12 Metric Amount Income from continuing operations per diluted share $1.33 - $1.43 Adjusted Income from continuing operations per diluted share $1.70 - $1.80 Depreciation $50m - $60m Amortization $60m - $70m Interest Expense $50m - $53m Capital Expenditures $55m - $65m Adjusted EBITDA Margin 5.3% to 5.5% Tax Rate (excluding WOTC & other discrete tax items) 1 38% - 40% 1 With the exception of the 2018 Work Opportunity Tax Credits and ASU 2016 - 09, this guidance does not include any potential benefi ts associated with certain other discrete tax items and other unrecognized tax benefits. 2018 Working Days Quarter Q1 Q2 Q3 Q4 Days 66 63 66 66 Δ y - o - y 0 0 0 0

Estimated GCA Impact to Fiscal 2018 13 Approximate Contribution / Impact Amount Revenue $950m - $1,050m Adjusted EBITDA Margin 9.0% - 9.5% Synergies $10m - $15m 1 ‘Other’ represents Aviation and Healthcare industry groups B&I 15% EDUCATION 60% T&M 20% OTHER¹ 5% Approximate Revenue Mapping Amortization $40m - $50m Interest Expense $40m - $45m

Forward - Looking Statements This presentation contains both historical and forward - looking statements about ABM Industries Incorporated (“ABM”) and its subsidiaries (collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”) . We make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases . These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : (1) we may not realize the growth opportunities and cost synergies that are anticipated from the acquisition of GCA ; (2) we have incurred a substantial amount of debt to complete the acquisition of GCA, and to service our debt we will require a significant amount of cash ; (3) changes in our businesses, operating structure, financial reporting structure or personnel relating to the implementation of our 2020 Vision, may not have the desired effects on our financial condition and results of operations ; (4) our success depends on our ability to gain profitable business despite competitive pressures and on our ability to preserve long - term client relationships ; (5) our business success depends on our ability to attract and retain qualified personnel and senior management ; (6) our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk ; (7) our international business involves risks different from those we face in the United States that could have a negative effect on our results of operations and financial condition ; (8) unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities ; (9) we insure our insurable risks through a combination of insurance and self - insurance and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that changes in estimates of ultimate insurance losses that could result in a material charge against our earnings ; (10) our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss ; (11) impairment of goodwill and long - lived assets could have a material adverse effect on our financial condition and results of operations ; (12) changes in general economic conditions could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; (13) our business may be materially affected by changes to fiscal and tax policies and negative or unexpected tax consequences could adversely affect our results of operations ; (14) we could be subject to cyber - security risks, information technology interruptions, and business continuity risks ; (15) a significant number of our employees are covered by collective bargaining agreements which could expose us to potential liabilities in relationship to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activity and union - organizing drives ; (16) if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results, investors’ perceptions, and the value of our common stock ; (17) our business may be negatively impacted by adverse weather conditions ; (18) catastrophic events, disasters, and terrorist attacks could disrupt our services ; and (19) actions of activist investors could disrupt our business . The list of factors above is illustrative and by no means exhaustive . Additional information regarding these and other risks and uncertainties we face is contained in our Annual Report on Form 10 - K for the year ended October 31 , 2016 and in other reports we file from time to time with the Securities and Exchange Commission (including all amendments to those reports) . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law . Additional information regarding these and other risks and uncertainties we face is contained in our Annual Report on Form 10 - K for the year ended October 31 , 2016 and in other reports we file from time to time with the Securities and Exchange Commission (including all amendments to those reports) . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law . 14

Appendix

Use of Non - GAAP Financial Information The discussion during this conference call and the accompanying presentation will include certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“U . S . GAAP”) . Reconciliations of historical non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures can be found on the Investor Relations portion of our website at http : //investor . abm . com and in this Appendix . Our discussion and presentation will also include an estimate of GCA’s adjusted EBITDA contribution and total debt to pro forma lender - adjusted EBITDA, which includes an estimate for adjusted EBITDA related to GCA . Adjusted EBITDA is a non - GAAP financial measure which represents earnings before interest, taxes, depreciation, amortization and other adjustments . Lender - adjusted EBITDA is a non - GAAP financial measure utilized in the financial covenants contained in the Company’s credit agreement . GCA uses adjusted EBITDA as a measurement of financial results and as an indication of the relative strength of operating performance . The Company's estimate of GCA’s adjusted EBITDA and lender - adjusted EBITDA are based only on projected financial information . These non - GAAP financial measures are not intended to replace the presentation of financial results in accordance with U . S . GAAP . These non - GAAP financial measures may not be comparable to similar measures used by other companies and may exclude certain nondiscretionary expenses and reflect other adjustments . Reconciliations of these forward - looking non - GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of information concerning amounts of certain items excluded from adjusted EBITDA and lender - adjusted EBITDA, such as amortization and taxes and items impacting comparability, which are not determinable on a forward - looking basis at this time . 16

Unaudited Reconciliation of Non-GAAP Financial Measures

ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

(in millions)	Three Months Ended October 31,		Years Ended October 31,	
	2017	2016	2017	2016
Reconciliation of (Loss) Income from Continuing Operations to Adjusted Income from Continuing Operations				
(Loss) Income from continuing operations	$ (2.5)	$ 9.0	$ 78.1	$ 62.3
Items impacting comparability[a]				
Prior year self- insurance adjustment[b]	(0.3)	1.1	22.0	31.6
U.S. Foreign Corrupt Practices Act investigation[c]	—	—	(3.2)	0.2
Restructuring and related[d]	4.9	9.7	20.9	28.6
Acquisition costs	23.9	0.8	27.0	1.8
Litigation and other settlements[e]	10.5	0.6	12.9	10.1
Gain from equity investment[f]	—	(0.5)	—	(1.4)
Impairment loss (recovery)	—	22.5	(18.5)	22.5
Total items impacting comparability	39.0	34.2	61.0	93.5
Income tax benefit[g)(i]	(13.0)	(14.1)	(37.2)	(56.6)
Items impacting comparability, net of taxes	26.0	20.2	23.8	36.8
Adjusted income from continuing operations	$ 23.5	$ 29.2	$ 101.9	$ 99.2

(a) The Company adjusts income from continuing operations to exclude the impact of certain items that are unusual, non-recurring, or otherwise do not reflect management's views of the underlying operational results and trends of the Company.
(b) Represents adjustments to our self-insurance reserve for general liability, workers' compensation and automobile claims related to prior period accident years. Management believes these prior period reserve changes do not illustrate the performance of the Company's normal ongoing operations given the current year's insurance expense is estimated by management in conjunction with the Company's outside actuary to take into consideration past history and current costs and regulatory trends. Once the Company develops its best estimate of insurance expense premiums for the year, the Company fully allocates such costs out to the business leaders to hold them accountable for the current year costs within operations. However, since these prior period reserve changes relate to claims that could date back many years, current management has limited ability to influence the ultimate development of the prior year changes. Accordingly, including the prior period reserve changes in the Company's current operational results would not depict how the business is run as the Company holds its management accountable for the current year's operational performance. The Company believes the exclusion of the self-insurance adjustment from income from continuing operations is useful to investors by enabling them to better assess our operating performance in the context of current year profitability.
(c) FY17 represents reimbursement of previously expensed legal and other costs incurred in connection with an internal investigation into a foreign entity affiliated with a former joint venture partner.
(d) Represents costs for 2020 Vision Transformation Initiative, net of the reversal of certain share-based compensation costs.
(e) YTD FY16 amount includes costs related to a reserve established for an outstanding client receivable that is being litigated, and a significant portion of the outstanding receivable amount is no longer deemed collectible.
(f) The Company's share of a gain associated with property sales completed by one of its investments in a low income housing partnership.
(g) The Company's tax impact is calculated using the federal and state statutory rate of 39.9% for QTD FY17, 40.7% for YTD FY17, and 41.5% for QTD and YTD FY16. The tax impact of the impairment recovery and gain on sale related to the Company's Government Services business was calculated using a 39.0% tax rate for all periods presented. We calculate tax from the underlying whole-dollar amounts, as a result, certain amounts may not recalculate based on reported numbers due to rounding.
(i) FY17 QTD includes a $2.6M tax charge related to non-deductible acquisitions costs. FY 17 YTD includes a tax benefit of $14.6M related to expiring statute of limitations and $2.6M tax charge related to non-deductible acquisitions costs. FY16 QTD AND FY16 YTD includes a tax benefit of $0.4M and $18.4M, respectively, related to expiring statute of limitations.

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ABM
Building Value

(in millions, except per share amounts) Unaudited Reconciliation of Non - GAAP Financial Measures 18 (h) Adjusted EBITDA does not include interest income for certain long term energy contracts, in which case a gross up of both in terest income and interest expense is being recorded.

2018 Guidance 19